AMENDED AND RESTATED GUARANTY

                                             Dated:    April   27,   1995,   but
                                             effective as of March 15, 1995.

     This Guaranty amends and restates in its entirety, a Guaranty dated October 27, 1993.

     IN CONSIDERATION of and in order to induce MICHIGAN NATIONAL BANK, a national banking association, with offices located at 27777 Inkster Road, Farmington Hills, Ml 48333-9065 (the "Bank"), to loan money, extend credit to, or to purchase, accept or discount notes, instruments or other evidences of indebtedness of or from, and generally to engage in financial accommodations and to do business with CENTURY SUPPLY CORP., a Michigan corporation (the "Borrower"), the undersigned, jointly and severally (hereinafter individually and collectively referred to as the "Guarantor"), hereby covenant and agree with the Bank as follows:

     1. Guarantor unconditionally guarantees to Bank the full and prompt payment when due of all Indebtedness (as hereinafter defined) of Borrower due and to become due to the Bank. The Bank may have immediate recourse against Guarantor for the full and immediate payment of the Indebtedness, or any part thereof, which has not been paid in full at maturity (whether at fixed maturity or maturity accelerated by reason of the Borrower's default under the terms of any instrument governing the Indebtedness or any agreement securing the Indebtedness).

     2. The term "Indebtedness" shall mean all indebtedness, liabilities, and obligations of Borrower to Bank, of every kind, nature and description, direct or indirect, absolute or contingent, now existing or hereafter arising or acquired, now due or as may hereafter become due, and whether joint, several or joint and several, including, without limitation, the covenants and agreements contained in this Guaranty and every promissory note, guaranty, security agreement, loan agreement, " swap agreement" (within the meaning of the United States Bankruptcy Code of 1978, as amended, 11 USC 101 et sea.) or other document, instrument or agreement, now existing or hereafter executed or delivered to the Bank, with respect to any existing or future loan, "swap" (within the meaning of the Bankruptcy Code of 1978, as amended, 11 USC 101 et seq.), deposit account overdraft or other financial accommodation to the Borrower, with such interest, fees and charges as are provided for in the evidence(s)) thereof or by applicable law, all renewals, extensions, modifications, or refinancings thereof and all costs, expenses and reasonable attorneys' and paralegals' fees (including without limitation the allocated expenses of in-house attorneys and paralegals) incurred to disburse, administer, enforce or collect any Indebtedness, to protect, maintain or liquidate any security therefor or to defend, pay or compromise any claim or action related to or arising therefrom (" Indebtedness" ) .

     3. This is a guarantee of payment and not of collection, and Guarantor agrees that the Bank shall not be obligated prior to seeking recourse against or receiving payment from Guarantor, to do any of the following (although the Bank may do so, in whole or in part, at its sole option), the performance of which are hereby unconditionally waived by Guarantor:

     (a) Take any steps to collect the Indebtedness from Borrower or to file any claim of any kind against Borrower; or

     (b) Take any steps to enforce, accept, perfect the Bank's interest in, foreclose upon, or realize on any collateral security for the payment of the Indebtedness or any other guaranty of the Indebtedness; or

     (c) In any other respect exercise any diligence whatever in collecting or attempting to collect the Indebtedness by any means.

     4. Guarantor's liability for payment of the Indebtedness shall be absolute and unconditional, and nothing except final and full payment to the Bank of all of the Indebtedness shall operate to discharge Guarantor's liability under this Guaranty. Accordingly, Guarantor unconditionally and irrevocably waives each and every defense which under principles of guaranty or suretyship law would otherwise operate to impair or diminish the liability of Guarantor for the Indebtedness. Without limiting the generality of the foregoing waiver, Guarantor agrees that none of the following acts, omissions, or occurrences shall diminish or impair the liability of Guarantor in any respect (all of which acts, omissions or occurrences may be done without notice to Guarantor):

     (a) Any extension, modification, indulgence, compromise, settlement, or variation of any of the terms of the Indebtedness;

     (b) The discharge or release of any obligations of the Borrower or of any other person now or hereafter liable on the Indebtedness by reason of bankruptcy or insolvency laws or otherwise;

     (c) The acceptance or release by the Bank of any collateral security or any other Guaranty, or any settlement, compromise or extension with respect to any collateral security or other Guaranty;

     (d) The application or allocation by the Bank of payments, collections, or credits on the Indebtedness or any other obligations of the Borrower to the Bank;

     (e)  The creation of any new Indebtedness by Borrower;

     (f) The making of demand, or absence of demand, for payment of the Indebtedness, or giving, or failing to give, any notice of dishonor or protest, or any other notice.

     5. Guarantor further unconditionally and irrevocably waives:

     (a) All rights Guarantor may have, at law or in equity, to seek or claim subrogation, contribution, indemnification, or any other form of reimbursement from the Borrower by virtue of any payment(s) made to Bank under this Guaranty or otherwise until the Indebtedness shall have been fully and finally paid;

     (b)  Any acceptance of this Guaranty;

     (c) Any set-offs or counterclaims against the Bank which would impair or affect the Bank's rights against Guarantor;

     (d) Any notice of the disposition of any collateral security and any right to object to the commercial reasonableness of the disposition of any such collateral security;

     (e) Any defenses related to the validity or enforceability of any documentation executed - by Borrower or by Guarantor in connection with the Indebtedness.

     6. Guarantor acknowledges and agrees with Bank that if Bank shall at any time be required to return or restore to Borrower or to any trustee in bankruptcy, any payment(s) made upon the Indebtedness, this guaranty shall continue in full force and effect or shall be fully reinstated as the case may be, and Guarantor's obligation to Bank under this guaranty shall be increased by the amount of any such payment(s) upon the Indebtedness as Bank shall be obliged to return or restore, plus interest thereon at the default rate provided in the evidence of Indebtedness applicable to any such payment(s) from the date(s) the payment(s) upon the Indebtedness was originally made. Guarantor agrees to indemnify and hold Bank harmless from and against any and all costs, fees and expenses including, without limitation, reasonable attorneys' fees and allocated costs of in-house counsel, in connection with Bank's defending any preference or fraudulent conveyance claim or action brought against Bank in any bankruptcy proceeding concerning Borrower.

     7. This Guaranty shall inure to the benefit of the Bank and its successors and assigns, including every holder of any of the Indebtedness here guaranteed. In the event that any person other than the Bank shall become a holder of any of the Indebtedness, each reference to the Bank shall be construed to refer to each such holder.

     8. This Guaranty shall be binding upon Guarantor and Guarantor's heirs, successors, and estate representatives, and shall continue in effect until Guarantor delivers to the Bank at the above address, thirty (30) days advance written notice of termination, provided that this Guaranty shall continue in full force and effect thereafter with respect to all Indebtedness in existence on the effective date of such termination (including all extensions and renewals thereof and all subsequently accruing interest and other charges thereon) until all such Indebtedness shall be fully and finally paid to Bank.

     9. Guarantor represents and warrants to the Bank that all financial statements concerning Guarantor's financial condition are true and correct in all material respects as of the date of such statements and, if such statements are not current, that there has been no material adverse change in the financial condition of Guarantor from the date of such statement to the date of delivery of this Guaranty to the Bank. Guarantor acknowledges that in accepting this Guaranty the Bank has relied upon such financial statements and Guarantor agrees to provide the Bank with a statement of Guarantor's current financial condition, in form satisfactory to Bank, at least annually and within thirty (30) days after Bank's request.

     10. This Guaranty and all rights and obligations hereunder, including matters of construction, validity, and performance, shall be governed by the laws of the State of Michigan, and Guarantor consents to both jurisdiction and venue in the Michigan courts.

     11. The term "Guarantor" shall mean all and each one of the persons executing this Guaranty agreement and their obligations to the Bank shall be joint and several.

     12.  Notwithstanding   anything  to  the  contrary  contained  herein,  the
liability of each Guarantor named below shall be UNLIMITED.

     13. The performance of Guarantor's obligations under this Guaranty is secured by a Stock Pledge Agreement dated October 27, 1993.

     14. This Guaranty agreement and the terms and provisions of any agreement(s) described in Paragraph 13 above constitute Guarantor's entire agreement with Bank, and there are no other agreements, either written or oral, which modify or supplement Guarantor's said agreement(s) with Bank. Guarantor acknowledges and agrees with Bank that this Guaranty cannot be modified or amended in any respect except by an additional writing signed by both Guarantor and Bank.

     15. THIS GUARANTY IS FREELY AND VOLUNTARILY GIVEN TO THE BANK BY GUARANTOR WITHOUT DURESS OR COERCION, AND AFTER GUARANTOR HAS EITHER CONSULTED WITH COMPETENT LEGAL COUNSEL OR HAS BEEN GIVEN AN OPPORTUNITY TO DO SO, AND GUARANTOR HAS FULLY AND CAREFULLY READ AND UNDERSTANDS ALL OF THE TERMS AND PROVISIONS OF THIS GUARANTY.

     16. GUARANTOR HEREBY RELEASES AND DISCHARGES BANK OF AND FROM ANY AND ALL CLAIMS, HARM, INJURY, AND DAMAGE OF ANY AND EVERY KIND, KNOWN OR UNKNOWN, LEGAL OR EQUITABLE, WHICH GUARANTOR HAS AGAINST THE BANK FROM THE DATE OF BORROWER'S FIRST CONTACT WITH BANK TO THE DATE OF THIS GUARANTY. GUARANTOR EXPRESSLY CONFIRMS TO BANK THAT GUARANTOR HAS REVIEWED THE EFFECT OF THIS RELEASE WITH COMPETENT LEGAL COUNSEL, OR HAS BEEN AFFORDED THE OPPORTUNITY TO DO SO. PRIOR TO EXECUTION OF THIS GUARANTY AND ACKNOWLEDGES AND AGREES THAT BANK IS RELYING UPON THIS RELEASE OF CLAIMS.

     17. GUARANTOR ALSO KNOWINGLY, VOLUNTARILY, AND INTELLIGENTLY WAIVES GUARANTOR'S CONSTITUTIONAL RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY CLAIM, DISPUTE, CONFLICT, OR CONTENTION, IF ANY, AS MAY ARISE UNDER THIS GUARANTY, AND AGREES THAT ANY LITIGATION BETWEEN THE PARTIES CONCERNING THIS GUARANTY AND ANY COLLATERAL SECURITY DESCRIBED IN PARAGRAPH 13 HEREOF, SHALL BE HEARD BY A COURT OF COMPETENT JURISDICTION SITTING WITHOUT A JURY. GUARANTOR HEREBY CONFIRMS TO BANK THAT GUARANTOR HAS REVIEWED THE EFFECT OF THIS WAIVER OF JURY TRIAL WITH COMPETENT LEGAL COUNSEL, OR HAS BEEN AFFORDED THE OPPORTUNITY TO DO SO, PRIOR TO SIGNING THIS GUARANTY AND ACKNOWLEDGES AND AGREES THAT BANK IS RELYING UPON THIS WAIVER.

WITNESSES:                                   GUARANTOR:

                                             RICHTON INTERNATIONAL CORPORATION,
                                             a Delaware corporation

 [ILLEGIBLE]                                 /s/ Cornelius F. Griffin
--------------------------------             -----------------------------------

                                             Cornelius F. Griffin
                                             Its: Vice President - Finance

                              CORPORATE BORROWING
                           RESOLUTION AND CERTIFICATE

     I hereby certify that I am the duty elected and qualified Secretary and the custodian of the corporate records and corporate seal of CENTURY SUPPLY CORP., a Michigan corporation (the "Corporation"), and that following is the true and complete text of a resolution duly adopted by the Board of Directors of this Corporation, in accordance with all applicable laws and the Corporation's Articles of Incorporation and Bylaws, on April 27, 1995, and that the said resolution has not been amended or revoked and remains in full force and effect as of April 27, 1995, the date of this Certificate:

     "RESOLVED That the President, Vice President, Treasurer of this Corporation, or any one { 1 ) of them (the "Authorized Officers"), are hereby authorized, directed, and empowered in the name of and on behalf of this Corporation, to negotiate and procure loans, letters of credit, and any and all other financial accommodations from Michigan National Bank ("the Bank") as from time to time said Authorized Officers deem necessary and upon such terms and conditions as the Bank may require, and the Authorized Officers are further hereby authorized and empowered, on behalf of this Corporation, to execute, endorse, acknowledge, and deliver to the Bank such loan agreements, promissory notes, drafts, mortgages, assignments, security agreements, letter of credit agreements, financing statements, pledges, leases, and any and all other documents, instruments, and agreements encumbering the real or personal property of this Corporation as may be requested by the Bank in connection with any such loan, letter of credit, or other financial accommodation and any amendment, renewal, restatement, or extension thereof.

     FURTHER RESOLVED that this Resolution shall remain in full force and effect, and the Bank shall be entitled to, rely on this Resolution, until written notice of amendment or revocation shall have been received by Bank, but any such notice of amendment or revocation shall not affect this Corporation's obligation and liability to the Bank under any agreement, instrument, or document executed prior to Bank's receipt of any such amendment or revocation.

     FURTHER RESOLVED that the authority hereby granted to the Authorized Officers shall apply with equal force and effect to their successors in office, and the Secretary of this Corporation is hereby authorized and directed to certify to the Bank this Resolution, the names and titles of the incumbent officers of this Corporation, and to promptly certify to the Bank any amendment or revocation of this Resolution and any changes in the incumbent officers of this Corporation."

     I certify that following are the titles, names, and genuine signatures of the duly qualified and elected officers of this Corporation as of the date of this Certificate:

     TITLE              NAME                           SIGNATURE

     President          WAYNE R. MILLER                /s/ WAYNE R. MILLER
                                                       -------------------------

     Vice President     CORNELIUS F. GRIFFIN           /s/ CORNELIUS F. GRIFFIN
                                                       -------------------------

     Secretary          MARSHALL E. BERNSTEIN          /s/ MARSHALL E. BERNSTEIN
                                                       -------------------------

     Treasurer          SCOTT FOERSTNER                /s/ SCOTT FOERSTNER
                                                       -------------------------

     I further certify to Michigan National Bank that: this Corporation is duly organized, validly existing and in good standing under and by virtue of the laws of the above stated State of incorporation; there are no provisions in the Articles of Incorporation or Bylaws of this Corporation, nor is the Corporation a party to any agreement, judgment, or order, which restricts or limits in any way the authority of the Board of Directors to adopt the foregoing Resolutions or which require approval of the foregoing Resolutions by the vote or consent of the Corporation's shareholders or by any other person or entity; the Corporation has full corporate power to own its property and to carry on its business as now being conducted; there are no proceedings for dissolution, liquidation, consolidation, or merger instituted by or against this Corporation as of the date hereof.

     IN WITNESS WHEREOF I have signed my name as Secretary of the Corporation and have affixed the seal of the Corporation on this 27th day of April, 1995.



                                             /s/ Marshall E. Bernstein
                                             -----------------------------------
                                             Marshall E. Bernstein, Secretary
     (Corporate Seal)
Attest:

/s/ Wayne R. Miller
----------------------------------
(Signature of Corporation Director other than Secretary)

Wayne R. Miller, President

Date: April 27, 1995